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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and the use of our report dated June 28, 1996, in the Registration Statement (Form S-1 No. 333-8307) and related Prospectus of Kitty Hawk, Inc. and subsidiaries for the registration of 3,450,000 shares of its common stock.


                                             ERNST & YOUNG LLP

Dallas, Texas
September 12, 1996